                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-8267



                                Kopp Funds, Inc.
               (Exact name of registrant as specified in charter)


                       7701 France Avenue South, Suite 500
                                 Edina, MN 55435
               (Address of principal executive offices) (Zip code)



                                 John P. Flakne
                                Kopp Funds, Inc.
                       7701 France Avenue South, Suite 500
                                 Edina, MN 55435
                     (Name and address of agent for service)



                                 (952) 841-0400
               Registrant's telephone number, including area code



Date of fiscal year end: September 30, 2006



Date of reporting period:  September 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

November 15, 2006

DEAR FELLOW SHAREHOLDERS,

Kopp Investment Advisors has entered into an agreement in principle to sell Kopp Funds, our retail mutual fund business, to American Century Investments. The sale is scheduled to be completed in the first quarter of 2007. You should have received the applicable proxy voting materials in the mail.

American Century is a highly regarded investment manager that I believe shares many of the same investing, cultural and business values as Kopp Investment Advisors. The acquisition of the Kopp mutual funds by American Century should provide a number of benefits for Kopp shareholders including:

- A parent company focused primarily on the mutual fund business.

- Proven performance from a seasoned growth investor.

- Broader product choices and award winning services.

Upon completion of the transaction, the Kopp Emerging Growth Fund will be reorganized into the American Century New Opportunities II Fund and the Kopp Total Quality Management Fund will be reorganized into the American Century Equity Growth Fund.

In recent years, it has been increasingly difficult for small fund groups to thrive. Heightened regulatory and compliance burdens along with aggressive industry competition require the scale of a larger firm like American Century.

As an increasing share of industry assets move to the largest companies, many funds have determined that consolidation is in their shareholders' best interest. At least eight fund groups have changed hands in 2006 alone. American Century Investments has been one of the consolidators.

We are proud to have had the opportunity to serve Kopp Funds since 1997. Going forward, Kopp Investment Advisors will focus exclusively on our private account management. Sally Anderson and I will lead the investment team and look forward to continuing to serve our private account clients.

Turning to the markets, we've seen headlines recently about the Dow Jones Industrial Average surpassing the highs achieved in early-2000, but that narrow gauge of 30 large-cap stocks doesn't show the whole picture. The broader averages are still off their highs. The Standard & Poor's 500 Index is still 13% below its highest close in the previous bull market, and the NASDAQ Composite Index is 55% below its record high.

Investors need to remember, however, that the NASDAQ rose far higher at the peak than did the other indices, so when the pullback came, it fell further too. An article in the New York Times points out that "one reason the Dow may have recovered faster is that it had a shorter path to travel." While the Dow only fell 38%, peak to trough, the S&P 500 declined 49% and the NASDAQ plunged a whopping 78%.

Looking forward, we are optimistic due to two key drivers, liquidity and earnings. Liquidity is good, as cash on the sidelines remains plentiful -- cash in investors' pockets as well as cash on corporate balance sheets. Dividends and share buybacks are obviously the fastest and easiest ways for corporations to employ their cash for the benefit of shareholders, and those two categories have been running well above historic norms during a typical economic recovery. Bear, Stearns & Co. points out that M&A and capital expenditures, though increasing, have so far remained below the norm. Perhaps we are reaching a point at which this will change. Morgan Stanley's new survey of CFOs points out that M&A activity has moved up the priority list for CFOs. In fact, it ranked #1 this year (up from #7 in 2005) as the most important planned use of corporate capital over the year ahead. Capital expenditures on new projects ranked #2. Accelerated spending in these areas would definitely benefit many of our stocks. In addition, earnings in recent quarters have generally surprised on the upside. While earnings growth is slowing somewhat, we believe analysts recognize that and estimates reflect that. Slower but steady growth can continue to be a driver.

For the year ended September 30, 2006, the Emerging Growth Fund saw the most benefit from investments in Software and also Wireless Systems and Components. For Software, product upgrade cycles, business investment, and some merger and acquisition activity were contributing factors. For Wireless, the most important factor was carrier investment in network upgrades. The Life Sciences area was the most challenging as the area in general was out of favor. The strategy of the Emerging Growth Fund is to focus on those areas of the economy and those individual companies that we believe have the potential for above average growth over a period of years. From quarter to quarter, areas may come in and out of favor with the market. We believe that over time, as the companies we invest in grow their businesses, the market will eventually recognize that growth and the stock prices will appreciate accordingly. The growth that the companies show, while primarily affected by the success of their products and strategies, will also depend on the general economy and, based on current holdings, on business investment in particular. We view the current outlook for business investment as favorable.

For the Total Quality Management Fund, the Consumer Discretionary and Materials sectors provided the greatest benefit relative to the benchmark while the Financial sector had relatively weaker performance. The strategy of the TQM fund is not based on a particular outlook for the economy. Instead, we believe that over time, companies with a Quality Advantage are likely to outlast, outpace and outperform their competitors. The strategy is based on holding investments chosen from a large number of industry groups using the advisor's proprietary Quality scoring system to select those companies viewed as the most effective at implementing and using Quality systems to gain a competitive advantage. It is our view that a portfolio of companies, each chosen for having the highest Quality score versus its industry peers, will provide a solid core for an investment portfolio across a wide range of economic and market conditions.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President
Kopp Investment Advisors

               It should not be assumed that either Fund's stock
                   selection or investment philosophy will be
               profitable or will equal past performance. Because
                   of daily market fluctuations, current Fund
                   performance may also be different from the
                performance described in this report. Small- and
              mid-cap stocks involve greater risks and volatility
               than those of larger, more established companies.
               Potential for profit entails possibility of loss.

               This shareholder letter is for general information
              only and is not intended to provide specific advice
               or stock recommendations to any individual. It is
              also not a solicitation for the purchase or sale of
                any security or investment advisory service. The
              opinions in the letter are those of Kopp Investment
              Advisors, are subject to change without notice, and
               may not come to pass. Future investment decisions
              and commentary may be made under different economic,
              market, and industry conditions from those existing
                      at the time the letter was written.

                 A stock market index is unmanaged and does not
               charge advisory fees, transactions costs, or other
               expenses incurred by a mutual fund. Any index will
                  include a different degree of investment in
               individual securities, industries, or sectors from
                the Kopp Emerging Growth Fund or the Kopp Total
                Quality Management Fund. The mention of an index
                 does not mean that the index is an appropriate
                benchmark for the Fund. Although the data in the
                 letter has been obtained from sources believed
              reliable, Kopp Investment Advisors cannot guarantee
                       the accuracy of such information.

                        Important Disclosure Information
               The information included herein is not an offer to
              sell, nor a solicitation of an offer to buy, shares
              of any investment company, nor is it a solicitation
               of any proxy. American Century Mutual Funds, Inc.
              and American Century Quantitative Equity Funds, Inc.
               have filed a proxy statement/prospectus and other
               relevant documents regarding the reorganization of
              the Kopp Funds with the U.S. Securities and Exchange
              Commission (the "SEC"). INVESTORS ARE URGED TO READ
                 THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT
               INFORMATION ABOUT THE REORGANIZATIONS AND RELATED
                MATTERS. You may obtain these documents free of
                    charge at the SEC website (www.sec.gov).

               This report is not authorized for distribution to
              prospective investors in either Fund unless preceded
              or accompanied by a prospectus. For more information
               on either Fund, including current performance and
              expenses, call 1-888-533-KOPP for a free prospectus.
                 It describes the investment objectives, risks,
               charges, expenses, and other information. Read it
              carefully before you invest or send money. Each Fund
              should be used in a program of diversified investing
                   and not as a complete investment program.

                 Kopp Funds are distributed by Centennial Lakes
              Capital, LLC, a member of the NASD and an affiliate
                of Kopp Investment Advisors, LLC and the Funds.

                           KOPP EMERGING GROWTH FUND
                            INDUSTRY representation
--------------------------------------------------------------------------------

(PIE CHART)

1    Communication Components & Subsystems                               18.1%
2    Therapeutics/Specialty Compounds                                    16.8%
3    Wireless Equipment                                                  10.3%
4    Software Applications                                                9.7%
5    Networking                                                           6.5%
6    Telecommunication Equipment                                          5.7%
7    Arthroscopy & Orthopedics                                            4.1%
8    Data Capture Software                                                3.2%
9    Surgical Products                                                    3.1%
10   Genomics                                                             3.1%
11   Research Instrumentation                                             2.8%
12   Clinical Laboratory Diagnostics                                      2.5%
13   Medical Device Related Software                                      2.5%
14   Miscellaneous Services                                               2.1%
15   Imaging Products                                                     1.9%
16   Industrial Automation                                                1.6%
17   Specialty Pharmaceuticals                                            1.5%
18   Point-of-Care Diagnostics                                            1.5%
19   Semiconductor                                                        0.7%
20   Cash & Equivalents                                                   2.3%
                                                                        100.0%
     ------------------------------------------------------------        -----


Percentages represent market value as a percentage of total investments on 9/30/06.

                                TOP ten HOLDINGS
--------------------------------------------------------------------------------

                                              TICKER
                                              ------
 1.  REDBACK NETWORKS INC.                    RBAK
 2.  EPICOR SOFTWARE CORPORATION              EPIC
 3.  MEDAREX, INC.                            MEDX
 4.  STRATEX NETWORKS, INC.                   STXN
 5.  FINISAR CORPORATION                      FNSR

                                              TICKER
                                              ------
 6.  OPLINK COMMUNICATIONS, INC.              OPLKD
 7.  ADC TELECOMMUNICATIONS, INC.             ADCT
 8.  ARRAY BIOPHARMA INC.                     ARRY
 9.  CELL GENESYS, INC.                       CEGE
10.  NUVASIVE, INC.                           NUVA

KOPP EMERGING GROWTH FUND
$10,000 INITIAL INVESTMENT MADE 10/1/97 THROUGH 9/30/06
(LINE GRAPH)

                                     KOPP EMERGING GROWTH     KOPP EMERGING GROWTH                           RUSSELL 2000R GROWTH
                                   FUND - CLASS A (NO LOAD)   FUND - CLASS A (LOAD)   RUSSELL 2000R INDEX           INDEX
                                   ------------------------   ---------------------   -------------------    --------------------
10/1/1997                                  10000.00                  9653.00                10000.00               10000.00
3/31/1998                                   8400.00                  8108.00                10637.00               10271.00
9/30/1998                                   5810.00                  5608.00                 8098.00                7517.00
3/31/1999                                   8550.00                  8252.00                 8908.00                9137.00
9/30/1999                                  11889.00                 11476.00                 9643.00                9969.00
3/31/2000                                  28437.00                 27448.00                12230.00               14532.00
9/30/2000                                  30778.00                 29708.00                11898.00               12926.00
3/31/2001                                  12366.00                 11936.00                10355.00                8747.00
9/30/2001                                   9364.00                  9039.00                 9384.00                7422.00
3/31/2002                                  11294.00                 10901.00                11804.00                9180.00
9/30/2002                                   5083.00                  4907.00                 8503.00                6074.00
3/31/2003                                   5766.00                  5566.00                 8621.00                6277.00
9/30/2003                                   9863.00                  9520.00                11606.00                8608.00
3/31/2004                                  10936.00                 10556.00                14124.00               10241.00
9/30/2004                                   8671.00                  8370.00                13785.00                9634.00
3/31/2005                                   8671.00                  8370.00                14888.00               10331.00
9/30/2005                                   9690.00                  9353.00                16260.00               11366.00
3/31/2006                                  12551.00                 12115.00                18736.00               13206.00
9/30/2006                                   9451.00                  9123.00                17873.00               12034.00

                                                                   Average Annual Rate of Return*
                                                              For the Period Ended September 30, 2006
                                                        ----------------------------------------------------
                                                        One Year         Five Years         Since Inception*
                                                        --------         ----------         ----------------
Kopp Emerging Growth Fund -- Class A (no load)......      -2.46%             0.18%               -0.63%
Kopp Emerging Growth Fund -- Class A (load).........      -5.83%            -0.52%               -1.02%
Kopp Emerging Growth Fund -- Class C (no load)......      -3.15%            -0.45%                1.42%
Kopp Emerging Growth Fund -- Class C (load).........      -4.12%            -0.45%                1.42%
Kopp Emerging Growth Fund -- Class I................      -2.06%             0.56%               -0.24%
Russell 2000 Index..................................       9.92%            13.78%                6.65%
Russell 2000 Growth Index...........................       5.88%            10.15%                2.08%

 * Class A and Class I, October 1, 1997; Class C, February 19, 1999.

 This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor recovery of fees waived. Absent expense reimbursements and fee waivers for the years ended September 30, 1999 and September 30, 1998, total returns would be reduced. Absent Advisor fee-waiver recovery for the year ended September 30, 2000, total returns would be increased.

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Performance data shown does not reflect the redemption fee imposed on shares. If it did, total returns would be reduced. Indices are for illustrative purposes only, do not include expenses and are not available for investment.

 Russell 2000 Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The Russell 2000 Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

 Russell 2000 Growth Index -- A stock market index which measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2006

Number of
 Shares                                               Value
---------------------------------------------------------------
COMMON STOCK -- 98.0%
---------------------------------------------------------------
ARTHROSCOPY & ORTHOPEDICS -- 4.1%
  420,000   NuVasive, Inc.                         $  8,446,200
  280,000   Regeneration Technologies, Inc.           1,965,600
---------------------------------------------------------------
                                                     10,411,800
---------------------------------------------------------------
CLINICAL LABORATORY DIAGNOSTICS -- 2.6%
  265,000   E-Z-EM, Inc.                              4,181,700
  200,000   IRIS International Inc.                   2,300,000
---------------------------------------------------------------
                                                      6,481,700
---------------------------------------------------------------
COMMUNICATION COMPONENTS & SUBSYSTEMS -- 18.1%
  270,000   Bookham, Inc.                               869,400
1,069,900   Centillium Communications, Inc.           2,182,596
  600,000   EMCORE Corporation                        3,552,000
3,925,000   Finisar Corporation                      14,247,750
1,800,000   Mindspeed Technologies Inc.               3,114,000
  700,000   Oplink Communications, Inc.              13,986,000
  400,000   PLX Technology, Inc.                      4,148,000
4,000,000   Vitesse Semiconductor Corporation         3,960,000
---------------------------------------------------------------
                                                     46,059,746
---------------------------------------------------------------
DATA CAPTURE SOFTWARE -- 3.2%
  675,000   Phase Forward Incorporated                8,059,500
---------------------------------------------------------------
GENOMICS -- 3.1%
1,422,500   Sangamo BioSciences, Inc.                 7,909,100
---------------------------------------------------------------
IMAGING PRODUCTS -- 1.9%
  167,500   SonoSite, Inc.                            4,757,000
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 1.6%
  356,961   Adept Technology, Inc.                    4,090,773

Number of
 Shares                                               Value
---------------------------------------------------------------
MEDICAL DEVICE RELATED SOFTWARE -- 2.5%
  200,000   Vital Images, Inc.                     $  6,316,000
---------------------------------------------------------------
MISCELLANEOUS SERVICES -- 2.1%
  700,000   Digimarc Corporation                      5,425,000
---------------------------------------------------------------
NETWORKING -- 6.6%
1,200,000   Redback Networks Inc.                    16,656,000
---------------------------------------------------------------
POINT-OF-CARE DIAGNOSTICS -- 1.5%
  378,800   Cepheid, Inc.                             2,734,936
  100,000   DexCom, Inc.                              1,113,000
---------------------------------------------------------------
                                                      3,847,936
---------------------------------------------------------------
RESEARCH INSTRUMENTATION -- 2.8%
1,024,900   Caliper Life Sciences, Inc.               5,001,512
   50,000   Harvard Bioscience, Inc.                    225,000
3,420,000   Transgenomic, Inc.(#)                     1,915,200
---------------------------------------------------------------
                                                      7,141,712
---------------------------------------------------------------
SEMICONDUCTOR -- 0.7%
  530,000   QuickLogic Corporation                    1,876,200
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 9.7%
1,245,000   Epicor Software Corporation              16,321,950
  650,000   MapInfo Corporation                       8,339,500
---------------------------------------------------------------
                                                     24,661,450
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 1.5%
  950,000   DepoMed, Inc.                             3,876,000
---------------------------------------------------------------
SURGICAL PRODUCTS -- 3.1%
  200,000   Cutera, Inc.                              5,318,000
  850,000   Rita Medical Systems, Inc.                2,677,500
---------------------------------------------------------------
                                                      7,995,500

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2006

Number of
 Shares                                               Value
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.7%
  760,000   ADC Telecommunications, Inc.           $ 11,400,000
3,300,000   Tut Systems, Inc.#                        3,135,000
---------------------------------------------------------------
                                                     14,535,000
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 16.9%
1,166,000   Array BioPharma Inc.                      9,934,320
1,926,500   Cell Genesys, Inc.                        8,804,105
1,490,000   Medarex, Inc.                            16,002,600
2,415,000   Neose Technologies, Inc.#                 4,781,700
  200,000   ZymoGenetics, Inc.                        3,374,000
---------------------------------------------------------------
                                                     42,896,725
---------------------------------------------------------------
WIRELESS EQUIPMENT -- 10.3%
  920,000   RAE Systems Inc.                          2,806,000
3,500,000   Stratex Networks, Inc.                   15,540,000
  580,000   Superconductor Technologies Inc.            841,000
3,240,000   WJ Communications, Inc.                   6,998,400
---------------------------------------------------------------
                                                     26,185,400
---------------------------------------------------------------
TOTAL COMMON STOCK (Cost $341,796,715)              249,182,542

Number of
 Shares                                               Value
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
---------------------------------------------------------------
INVESTMENT COMPANIES -- 2.2%
  491,911   Fidelity Money Market Portfolio
             Select Class*                         $    491,911
5,236,992   First American Prime Obligations
             Fund, Class I*                           5,236,992
---------------------------------------------------------------
Total Short-Term Investments (Cost $5,728,903)        5,728,903
---------------------------------------------------------------
Total Investments -- 100.2% (Cost $347,525,618)     254,911,445
---------------------------------------------------------------
 Liabilities in Excess of Other Assets -- (0.2)%       (630,542)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $254,280,903
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7 to the Notes to the Financial Statements.

* Income producing security. All other securities are non-income producing.

                     See Notes to the Financial Statements.

                       KOPP TOTAL QUALITY MANAGEMENT FUND
                             SECTOR representation
--------------------------------------------------------------------------------

(PIE CHART)

1      Financials                             19.6%
2      Information Technology                 15.9%
3      Consumer Discretionary                 13.1%
4      Industrials                            11.8%
5      Health Care                            11.6%
6      Consumer Staples                        6.9%
7      Energy                                  6.3%
8      Materials                               6.2%
9      Utilities                               5.7%
10     Telecommunication Services              1.9%
11     Cash & Equivalents                      1.0%
       ----------------------------------    -----

                                             100.0%
       ----------------------------------    -----


Percentages represent market value as a percentage of total investments on 9/30/06.

                                TOP ten HOLDINGS
--------------------------------------------------------------------------------

                                              TICKER
                                              ------
 1.  PUBLIC STORAGE, INC.                     PSA
 2.  MERRILL LYNCH & CO., INC.                MER
 3.  ALLSTATE CORPORATION                     ALL
 4.  CISCO SYSTEMS, INC.                      CSCO
 5.  TEXAS INSTRUMENTS, INC.                  TXN

                                              TICKER
                                              ------
 6.  BANK OF AMERICA CORPORATION              BAC
 7.  NORTHERN TRUST CORPORATION               NTRS
 8.  ANHEUSER-BUSCH COMPANIES, INC.           BUD
 9.  WAL-MART STORES, INC.                    WMT
10.  EMERSON ELECTRIC CO.                     EMR

KOPP TOTAL QUALITY MANAGEMENT FUND
$10,000 INITIAL INVESTMENT MADE 11/30/96 THROUGH 9/30/06
(LINE GRAPH)

                                                            KOPP TOTAL QUALITY MANAGEMENT FUND
                                                                    -CLASS I (NO LOAD)                    S&P 500 INDEX
                                                            ----------------------------------            -------------
11/30/96                                                                 10000.00                            10000.00
12/31/96                                                                 10087.00                             9802.00
3/31/97                                                                  10148.00                            10065.00
6/30/97                                                                  11485.00                            11822.00
9/30/97                                                                  12194.00                            12707.00
12/31/97                                                                 11436.00                            13072.00
3/31/98                                                                  12574.00                            14896.00
6/30/98                                                                  11867.00                            15387.00
9/30/98                                                                  10696.00                            13857.00
12/31/98                                                                 12079.00                            16808.00
3/31/99                                                                  11829.00                            17645.00
6/30/99                                                                  13445.00                            18889.00
9/30/99                                                                  12862.00                            17710.00
12/31/99                                                                 16251.00                            20345.00
3/31/00                                                                  18956.00                            20811.00
6/30/00                                                                  20019.00                            20258.00
9/30/00                                                                  16940.00                            20062.00
12/31/00                                                                 13262.00                            18492.00
3/31/01                                                                  11823.00                            16300.00
6/30/01                                                                  12114.00                            17254.00
9/30/01                                                                  10358.00                            14721.00
12/31/01                                                                 11403.00                            16294.00
3/31/02                                                                  11541.00                            16339.00
6/30/02                                                                   9856.00                            14150.00
9/30/02                                                                   8068.00                            11706.00
12/31/02                                                                  8718.00                            12693.00
3/31/03                                                                   8502.00                            12293.00
6/30/03                                                                   9590.00                            14186.00
9/30/03                                                                   9823.00                            14561.00
12/31/03                                                                 10867.00                            16334.00
3/31/04                                                                  11069.00                            16611.00
6/30/04                                                                  11362.00                            16897.00
9/30/04                                                                  11133.00                            16581.00
12/31/04                                                                 12194.00                            18112.00
3/31/05                                                                  11910.00                            17723.00
6/30/05                                                                  12204.00                            17965.00
9/30/05                                                                  12545.00                            18613.00
12/31/05                                                                 12864.00                            19001.00
3/31/06                                                                  13458.00                            19801.00
6/30/06                                                                  13072.00                            19516.00
9/30/06                                                                  13478.00                            20621.00

                                                                     Average Annual Rate of Return*
                                                                 For the Period Ended September 30, 2006
                                                      -------------------------------------------------------------
                                                      One Year      Five Years      Ten Years      Since Inception*
                                                      --------      ----------      ---------      ----------------
Kopp Total Quality Management Fund -- Class A (no
 load)                                                 7.43%           --             --             10.03%
Kopp Total Quality Management Fund -- Class A (load)   3.67%           --             --              8.07%
Kopp Total Quality Management Fund -- Class C (no
 load)                                                 7.43%           --             --             10.03%
Kopp Total Quality Management Fund -- Class C (load)   6.43%           --             --             10.03%
Kopp Total Quality Management Fund -- Class I          7.43%         5.41%           3.78%             --
S&P 500 Index                                         10.79%         6.97%           8.59%             --

 * Class A and Class C, September 30, 2004. At the close of business on September 30, 2004, the Kopp Total Quality Management Fund, Class I became the successor by merger to General Securities, Incorporated. Performance presented prior to September 30, 2004 for Class I, represents that of General Securities, Incorporated.

 This chart assumes an initial gross investment of $10,000 made on November 30, 1996. Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects fee waivers. In the absence of fee waivers, returns would be reduced.

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Performance data shown does not reflect the redemption fee imposed on shares. If it did, total returns would be reduced. Index is for illustrative purposes only, does not include expenses and is not available for investment.

 S&P 500 Index -- An unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The average annual rate of return for this index assumes the reinvestment of dividends.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS

September 30, 2006

Number of
 Shares                                                Value
---------------------------------------------------------------
COMMON STOCK -- 97.3%
---------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.2%
  3,500     Boeing Company                          $   275,975
  3,100     Lockheed Martin Corporation                 266,786
---------------------------------------------------------------
                                                        542,761
---------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.0%
  2,300     FedEx Corp.                                 249,964
---------------------------------------------------------------
AIRLINES -- 1.0%
 15,000     Southwest Airlines Co.                      249,900
---------------------------------------------------------------
AUTO COMPONENTS -- 1.1%
  3,600     Johnson Controls, Inc.                      258,264
---------------------------------------------------------------
BEVERAGES -- 2.2%
  6,100     Anheuser-Busch Companies, Inc.              289,811
  3,900     PepsiCo, Inc.                               254,514
---------------------------------------------------------------
                                                        544,325
---------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
  3,600     Amgen, Inc.*                                257,508
---------------------------------------------------------------
CAPITAL MARKETS -- 3.6%
  3,800     Merrill Lynch & Co., Inc.                   297,236
  5,000     Northern Trust Corporation                  292,150
  4,500     State Street Corporation                    280,800
---------------------------------------------------------------
                                                        870,186
---------------------------------------------------------------
CHEMICALS -- 3.0%
  3,600     Air Products & Chemicals, Inc.              238,932
  6,000     Dow Chemical Company                        233,880
  5,500     Monsanto Company                            258,555
---------------------------------------------------------------
                                                        731,367

Number of
 Shares                                                Value
---------------------------------------------------------------
COMMERCIAL BANKS -- 5.5%
  5,459     Bank of America Corporation             $   292,439
  6,900     Fifth Third Bancorp                         262,752
  3,500     PNC Financial Services Group, Inc.          253,540
  9,500     Synovus Financial Corp.                     279,015
  7,000     Wells Fargo & Company                       253,260
---------------------------------------------------------------
                                                      1,341,006
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
  5,800     Pitney Bowes, Inc.                          257,346
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.8%
 12,800     Cisco Systems, Inc.*                        294,400
  5,500     Corning, Inc.*                              134,255
 10,000     Motorola, Inc.                              250,000
---------------------------------------------------------------
                                                        678,655
---------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.7%
  6,700     Dell, Inc.*                                 153,028
  3,100     International Business Machines
             Corporation                                254,014
---------------------------------------------------------------
                                                        407,042
---------------------------------------------------------------
CONSUMER FINANCE -- 1.2%
  5,000     American Express Company                    280,400
---------------------------------------------------------------
CONTAINERS & PACKAGING -- 1.0%
  7,400     Bemis Company, Inc.                         243,164
---------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.2%
  5,700     Citigroup, Inc.                             283,119
---------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES -- 1.9%
 11,600     Sprint Nextel Corporation                   198,940
  6,800     Verizon Communications, Inc.                252,484
---------------------------------------------------------------
                                                        451,424

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2006


Number of
 Shares                                                Value
---------------------------------------------------------------
ELECTRIC UTILITIES -- 2.8%
  2,900     Entergy Corporation                     $   226,867
  6,500     Southern Company                            223,990
 10,900     Xcel Energy, Inc.                           225,085
---------------------------------------------------------------
                                                        675,942
---------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.2%
  3,400     Emerson Electric Co.                        285,124
---------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS -- 0.8%
 57,400     Solectron Corporation*                      187,124
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
  7,600     Halliburton Company                         216,220
  3,600     Noble Corporation+                          231,048
---------------------------------------------------------------
                                                        447,268
---------------------------------------------------------------
FOOD & STAPLES RETAILING -- 2.3%
  6,100     Walgreen Co.                                270,779
  5,800     Wal-Mart Stores, Inc.                       286,056
---------------------------------------------------------------
                                                        556,835
---------------------------------------------------------------
FOOD PRODUCTS -- 1.1%
  4,900     Hershey Foods Corporation                   261,905
---------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
  5,700     Baxter International, Inc.                  259,122
 11,200     Boston Scientific Corporation*              165,648
  5,000     Medtronic, Inc.                             232,200
---------------------------------------------------------------
                                                        656,970
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.2%
  4,000     Cardinal Health, Inc.                       262,960
  5,400     HCA, Inc.                                   269,406
  4,100     Quest Diagnostics Incorporated              250,756
  4,950     UnitedHealth Group, Inc.                    243,540
---------------------------------------------------------------
                                                      1,026,662

Number of
 Shares                                                Value
---------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
  6,500     Marriott International, Inc. -- Class
             A                                      $   251,160
  7,800     Starbucks Corporation*                      265,590
---------------------------------------------------------------
                                                        516,750
---------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
  3,300     Whirlpool Corporation                       277,563
---------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
  4,600     Procter & Gamble Company                    285,108
---------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.0%
  3,100     3M Co.                                      230,702
  7,200     General Electric Company                    254,160
---------------------------------------------------------------
                                                        484,862
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.1%
  5,000     Computer Sciences Corporation*              245,600
  6,400     First Data Corporation                      268,800
---------------------------------------------------------------
                                                        514,400
---------------------------------------------------------------
INSURANCE -- 4.4%
  5,500     AFLAC, Inc.                                 251,680
  4,700     Allstate Corporation                        294,831
  4,200     American International Group, Inc.          278,292
  9,600     Progressive Corporation                     235,584
---------------------------------------------------------------
                                                      1,060,387
---------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.7%
  6,300     eBay, Inc.*                                 178,668
---------------------------------------------------------------
MACHINERY -- 3.1%
  3,700     Caterpillar, Inc.                           243,460
  3,800     Eaton Corporation                           261,630
  6,200     Ingersoll-Rand Company, Ltd. -- Class
             A+                                         235,476
---------------------------------------------------------------
                                                        740,566
---------------------------------------------------------------
MEDIA -- 2.1%
 14,100     Time Warner, Inc.                           257,043
  8,500     Walt Disney Company                         262,735
---------------------------------------------------------------
                                                        519,778

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2006


Number of
 Shares                                                Value
---------------------------------------------------------------
METALS & MINING -- 1.1%
  5,200     Nucor Corporation                       $   257,348
---------------------------------------------------------------
MULTILINE RETAIL -- 2.1%
  6,000     Nordstrom, Inc.                             253,800
  4,800     Target Corporation                          265,200
---------------------------------------------------------------
                                                        519,000
---------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER -- 2.8%
  3,800     Constellation Energy Group                  224,960
  2,900     Dominion Resources Inc.                     221,821
  4,500     Sempra Energy                               226,125
---------------------------------------------------------------
                                                        672,906
---------------------------------------------------------------
OIL & GAS -- 4.4%
  5,800     Anadarko Petroleum Corporation              254,214
  4,400     ConocoPhillips                              261,932
  4,100     Exxon Mobil Corporation                     275,110
  5,200     Valero Energy Corporation                   267,644
---------------------------------------------------------------
                                                      1,058,900
---------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.0%
  3,900     Weyerhaeuser Company                        239,967
---------------------------------------------------------------
PHARMACEUTICALS -- 3.4%
  4,700     Eli Lilly and Company                       267,900
  4,200     Johnson & Johnson                           272,748
  9,900     Pfizer, Inc.                                280,764
---------------------------------------------------------------
                                                        821,412
---------------------------------------------------------------
REAL ESTATE -- 2.4%
  3,500     Public Storage, Inc.                        300,965
  3,000     Simon Property Group, Inc.                  271,860
---------------------------------------------------------------
                                                        572,825

Number of
 Shares                                                Value
---------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT -- 4.2%
 15,500     Applied Materials, Inc.                 $   274,815
 10,400     Intel Corporation                           213,928
 10,100     National Semiconductor Corporation          237,653
  8,800     Texas Instruments, Inc.                     292,600
---------------------------------------------------------------
                                                      1,018,996
---------------------------------------------------------------
SOFTWARE -- 3.3%
  8,000     Intuit, Inc.*                               256,720
 10,300     Microsoft Corporation                       281,499
 14,800     Oracle Corporation*                         262,552
---------------------------------------------------------------
                                                        800,771
---------------------------------------------------------------
SPECIALTY RETAIL -- 3.1%
  4,700     Best Buy Co., Inc.                          251,732
  6,700     Home Depot, Inc.                            243,009
 10,500     Staples, Inc.                               255,465
---------------------------------------------------------------
                                                        750,206
---------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
  8,100     Coach, Inc.*                                278,640
---------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.1%
  7,400     Countrywide Financial Corporation           259,296
---------------------------------------------------------------
TOTAL COMMON STOCK (Cost $18,334,998)                23,572,610
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.0%
---------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
243,978     First American Prime Obligations Fund,
             Class I                                    243,978
---------------------------------------------------------------
Total Short-Term Investment (Cost $243,978)             243,978
---------------------------------------------------------------
Total Investments -- 98.3% (Cost $18,578,976)        23,816,588
---------------------------------------------------------------
Other Assets Less Liabilities -- 1.7%                   418,884
---------------------------------------------------------------
NET ASSETS -- 100.0%                                $24,235,472
---------------------------------------------------------------

* Non-income producing.

+ U.S. traded security of a foreign issuer.

                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
INFORMATION ABOUT YOUR FUNDS'
EXPENSES

September 30, 2006 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1) and other Fund expenses. The following Expense Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

The following tables provide information about actual account values and actual expenses. The Examples below include, but are not limited to, management fees, distribution and/or service fees (12b-1), fund accounting, custody and transfer agent fees. The Examples do not include portfolio trading commissions and related expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Examples also provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of either Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

KOPP FUNDS, INC.
EXPENSE EXAMPLES

                                                                Beginning        Ending        Expenses Paid
                                                              Account Value   Account Value   During Period*
KOPP EMERGING GROWTH FUND                                        4/1/06          9/30/06      4/1/06-9/30/06
-------------------------                                     -------------   -------------   --------------
ACTUAL
    Class A                                                     $1,000.00       $  753.00         $ 7.73
    Class I                                                      1,000.00          754.60           6.20
    Class C                                                      1,000.00          750.50          10.58
HYPOTHETICAL
  (5% ANNUAL RETURN BEFORE EXPENSES)
    Class A                                                     $1,000.00       $1,016.24         $ 8.90
    Class I                                                      1,000.00        1,018.00           7.13
    Class C                                                      1,000.00        1,012.99          12.16

                                                                Beginning        Ending        Expenses Paid
                                                              Account Value   Account Value   During Period*
KOPP TOTAL QUALITY MANAGEMENT FUND                               4/1/06          9/30/06      4/1/06-9/30/06
----------------------------------                            -------------   -------------   --------------
ACTUAL
    Class A                                                     $1,000.00       $1,001.50         $ 7.53
    Class I                                                      1,000.00        1,001.50           7.53
    Class C                                                      1,000.00        1,001.50           7.53
HYPOTHETICAL
  (5% ANNUAL RETURN BEFORE EXPENSES)
    Class A                                                     $1,000.00       $1,017.55         $ 7.59
    Class I                                                      1,000.00        1,017.55           7.59
    Class C                                                      1,000.00        1,017.55           7.59

* Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). For the six month period ended September 30, 2006, the annualized expense ratios of the Kopp Emerging Growth Fund, Class A, Class I, and Class C were 1.76%, 1.41%, and 2.41%, respectively. For the six month period ended September 30, 2006, the annualized expense ratios of the Kopp Total Quality Management Fund, Class A, Class I, and Class C were each capped at 1.50%.

KOPP FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2006

                                                                   Emerging       Total Quality
                                                                    Growth          Management
                                                                     Fund              Fund

------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of unaffiliated issuers (cost
    $295,544,003 and $18,578,976, respectively)                 $  245,079,545    $   23,816,588
  Investments in securities of affiliated issuers (cost
    $51,981,615 and $0, respectively) (note 7)                       9,831,900                --
------------------------------------------------------------------------------------------------
Total investments in securities (cost $347,525,618 and
  $18,578,976, respectively)                                       254,911,445        23,816,588
Receivable for securities sold                                       2,437,837           579,969
Receivable from capital shares issued                                   46,842             4,824
Income receivable                                                       39,117            28,706
Prepaid expenses                                                        32,694            26,327
------------------------------------------------------------------------------------------------
Total Assets                                                       257,467,935        24,456,414
------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Capital shares redeemed                                            2,401,212           129,279
  Due to investment advisor                                            223,326             5,664
  Transfer agent fees and expenses                                     156,581            20,501
  Service fees                                                         107,968             4,406
  Fund administration fees                                              79,652            13,346
  12b-1 distribution fees                                               65,318             1,435
  Fund accounting fees                                                  26,572            11,444
  Audit fees                                                            25,018            25,011
  Due to affiliated distributor                                         19,352                --
Accrued other expenses                                                  82,033             9,856
------------------------------------------------------------------------------------------------
Total Liabilities                                                    3,187,032           220,942
------------------------------------------------------------------------------------------------
NET ASSETS                                                      $  254,280,903    $   24,235,472
------------------------------------------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2006


                                                                   Emerging       Total Quality
                                                                    Growth          Management
                                                                     Fund              Fund
------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                                                   $      288,913    $       17,806
Paid-in-capital in excess of par                                   477,958,036        17,561,000
Accumulated undistributed net investment income                             --            18,024
Accumulated net realized gain (loss) on investments               (131,351,873)        1,401,030
Unrealized net appreciation (depreciation) on investments          (92,614,173)        5,237,612
------------------------------------------------------------------------------------------------
Total Net Assets                                                $  254,280,903    $   24,235,472
------------------------------------------------------------------------------------------------
CLASS A
Net Assets                                                      $  158,285,730    $    4,892,673
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                       18,144,553           359,516
Net asset value per share (note 1)                              $         8.72    $        13.61
------------------------------------------------------------------------------------------------
Maximum offering price per share (note 1)                       $         9.04    $        14.10
------------------------------------------------------------------------------------------------
CLASS I
Net Assets                                                      $   83,099,346    $   18,630,496
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                        9,193,437         1,368,743
Net asset value, offering price and redemption price per
  share                                                         $         9.04    $        13.61
------------------------------------------------------------------------------------------------
CLASS C
Net Assets                                                      $   12,895,827    $      712,303
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                        1,553,282            52,332
Net asset value and offering price per share (note 1)           $         8.30    $        13.61
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
STATEMENTS OF OPERATIONS
For the year ended September 30, 2006

                                                                  Emerging      Total Quality
                                                                   Growth        Management
                                                                    Fund            Fund

---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                       $    221,502     $  434,653
---------------------------------------------------------------------------------------------
Total investment income                                              221,502        434,653
---------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fee                                            3,454,153        264,268
Service fees -- Class A                                              588,482         16,964
Service fees -- Class C                                               47,807          1,407
12b-1 distribution fees -- Class A                                   235,393          6,786
12b-1 distribution fees -- Class C                                   143,420          4,220
Transfer agent fees and expenses                                     506,005         61,506
Fund administration fees                                             273,547         40,057
Professional fees                                                    193,996         63,736
Fund accounting fees                                                  88,226         33,609
Reports to shareholders                                               74,104         12,526
Custody fees                                                          45,974          7,356
Federal and state registration fees                                   43,163         28,917
Directors' fees and expenses                                          27,877          2,097
Other expenses                                                       108,585         14,934
---------------------------------------------------------------------------------------------
Total expenses before waivers                                      5,830,732        558,383
Less: Waiver of expenses by investment advisor                            --       (161,551)
---------------------------------------------------------------------------------------------
Net expenses                                                       5,830,732        396,832
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (5,609,230)        37,821
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment transactions:
  Net realized gain (loss) on investment transactions of
    unaffiliated issuers                                          (8,224,928)     1,430,688
  Net realized loss on investment transactions of affiliated
    issuers                                                      (25,850,691)            --
Change in unrealized appreciation (depreciation) on
  investments                                                     38,657,464        422,483
---------------------------------------------------------------------------------------------
Net gain on investments                                            4,581,845      1,853,171
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ (1,027,385)    $1,890,992
---------------------------------------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended       Year Ended
                                                               September 30,    September 30,
                                                                   2006             2005

---------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                            $  (5,609,230)   $  (6,603,133)
Net realized loss on investments                                 (34,075,619)     (38,804,633)
Change in unrealized depreciation on investments                  38,657,464       92,530,423
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (1,027,385)      47,122,657
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares issued                                   19,900,070       16,671,259
    Cost of shares redeemed                                     (119,877,053)    (126,970,607)
    Redemption fees                                                    2,865            3,347
  Class I:
    Proceeds from shares issued                                    6,662,489       15,655,523
    Cost of shares redeemed                                       (6,620,369)      (7,191,612)
    Redemption fees                                                    1,994            1,166
  Class C:
    Proceeds from shares issued                                    1,747,600        4,718,646
    Cost of shares redeemed                                       (9,119,093)     (12,582,244)
    Redemption fees                                                      207               --
---------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share
  transactions                                                  (107,301,290)    (109,694,522)
---------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                    (108,328,675)     (62,571,865)
---------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                                362,609,578      425,181,443
---------------------------------------------------------------------------------------------
End of year                                                    $ 254,280,903    $ 362,609,578
---------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                $          --    $          --
---------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                               September 30,   September 30,
                                                                   2006            2005

--------------------------------------------------------------------------------------------

OPERATIONS

Net investment income                                           $    37,821     $    77,729

Net realized gain on investments                                  1,430,688       1,102,056

Change in unrealized appreciation on investments                    422,483       1,750,862
--------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations              1,890,992       2,930,647
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income:

    Class A                                                         (11,129)         (9,291)

    Class I                                                         (32,266)        (36,152)

    Class C                                                            (731)           (298)

  From net realized gain on investments:

    Class A                                                        (273,264)             --

    Class I                                                        (792,276)             --

    Class C                                                         (17,942)             --
--------------------------------------------------------------------------------------------

Net decrease in net assets resulting from distributions to
  shareholders                                                   (1,127,608)        (45,741)
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

  Class A:

    Proceeds from shares issued                                   1,783,549       7,771,305

    Distributions reinvested                                        261,961           8,762

    Cost of shares redeemed                                      (3,820,129)     (1,793,357)

    Redemption fees                                                     489              --

  Class I:

    Proceeds from shares issued                                     326,955         651,104

    Distributions reinvested                                        777,766          34,036

    Cost of shares redeemed                                      (2,324,416)     (4,401,913)

    Redemption fees                                                   1,674              88

  Class C:

    Proceeds from shares issued                                     455,372         375,423

    Distributions reinvested                                         16,743             249

    Cost of shares redeemed                                        (117,784)        (53,072)
--------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from capital
  share transactions                                             (2,637,820)      2,592,625
--------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,874,436)      5,477,531
--------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                                26,109,908      20,632,377
--------------------------------------------------------------------------------------------

End of year                                                     $24,235,472     $26,109,908
--------------------------------------------------------------------------------------------

Accumulated undistributed net investment income                 $    18,024     $    32,354
--------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                          2006           2005           2004           2003            2002
                                       ----------     ----------     ----------     ----------      ----------
                                        Class A        Class A        Class A        Class A         Class A
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year         $8.94          $8.00          $9.10          $4.69           $8.64

---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                        (0.16)(1)(2)     (0.18)(2)     (0.17)(2)     (0.11)(2)       (0.15)(2)
Net realized and unrealized gain
 (loss) on investments                     (0.06)          1.12          (0.93)          4.52           (3.80)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations           (0.22)          0.94          (1.10)          4.41           (3.95)
---------------------------------------------------------------------------------------------------------------------
Redemption fees retained                      -- (3)         --   (3)       --             --              --
Net asset value, end of year               $8.72          $8.94          $8.00          $9.10           $4.69

---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)         $158,286       $257,309       $332,684       $423,165        $217,177
Ratio of expenses to average net
 assets                                     1.75%          1.72%          1.66%          1.72%           1.69%
Ratio of net investment loss to
 average net assets                        (1.68)%        (1.69)%        (1.65)%        (1.71)%         (1.67)%
Portfolio turnover rate(4)                  31.7%          19.3%          11.0%          26.9%           17.4%
Total return(5)                            (2.46)%        11.75%        (12.09)%        94.03%         (45.72)%

---------------------------------------------------------------------------------------------------------------------


(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(3) Less than $0.01.

(4) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5) Total return excludes sales charges.

                                       21

    YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
    SEPT. 30,        SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,        SEPT. 30,      SEPT. 30,
       2006             2005           2004           2003           2002           2006             2005           2004
    ----------       ----------     ----------     ----------     ----------     ----------       ----------     ----------
     CLASS I          CLASS I        CLASS I        CLASS I        CLASS I        CLASS C          CLASS C        CLASS C
---------------------------------------------------------------------------------------------------------------------------
       $9.23            $8.23          $9.33          $4.79          $8.79          $8.57            $7.71          $8.83

---------------------------------------------------------------------------------------------------------------------------
       (0.13)(1)(2)     (0.11)(2)      (0.13)(2)      (0.08)(2)      (0.12)(2)      (0.21)(1)(2)     (0.23)(2)      (0.22)(2)
       (0.06)            1.11          (0.97)          4.62          (3.88)         (0.06)            1.09          (0.90)
---------------------------------------------------------------------------------------------------------------------------
       (0.19)            1.00          (1.10)          4.54          (4.00)         (0.27)            0.86          (1.12)
---------------------------------------------------------------------------------------------------------------------------
          -- (3)           -- (3)         --             --             --             -- (3)           --             --
       $9.04            $9.23          $8.23          $9.33          $4.79          $8.30            $8.57          $7.71

---------------------------------------------------------------------------------------------------------------------------
     $83,099          $84,971        $66,871        $76,501        $31,920        $12,896          $20,330        $25,626
        1.40%            1.37%          1.31%          1.37%          1.34%          2.40%            2.37%          2.31%
       (1.33)%          (1.34)%        (1.30)%        (1.36)%        (1.32)%        (2.33)%          (2.34)%        (2.30)%
        31.7%            19.3%          11.0%          26.9%          17.4%          31.7%            19.3%          11.0%
       (2.06)%          12.15%        (11.79)%        94.78%        (45.51)%        (3.15)%          11.15%        (12.68)%

---------------------------------------------------------------------------------------------------------------------------

     YEAR ENDED     YEAR ENDED
     SEPT. 30,      SEPT. 30,
        2003           2002
     ----------     ----------
      CLASS C        CLASS C
---------------------------------
        $4.58          $8.49
---------------------------------
        (0.14)(2)      (0.21)(2)
         4.39          (3.70)
---------------------------------
         4.25          (3.91)
---------------------------------
         --             --
        $8.83          $4.58
---------------------------------
      $29,376        $12,364
         2.37%          2.34%
        (2.36)%        (2.32)%
         26.9%          17.4%
        92.80%        (46.05)%
---------------------------------

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

                                                              Year Ended   Year Ended
                                                              Sept. 30,    Sept. 30,
                                                                 2006       2005(1)
                                                              ----------   ----------
                                                               Class A      Class A
------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                            $13.23       $11.76

------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.02         0.03
Net realized and unrealized gain (loss) on investments            0.94         1.46
------------------------------------------------------------------------------------------
Total from investment operations                                  0.96         1.49

------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net investment income                         (0.02)       (0.02)
Distributions from net realized gain                             (0.56)          --
------------------------------------------------------------------------------------------
Total distributions to shareholders                              (0.58)       (0.02)
------------------------------------------------------------------------------------------
Redemption fees retained                                          --  (2)        --
Net asset value, end of period                                  $13.61       $13.23

------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)                               $4,893       $6,469
Ratio of expenses to average net assets:
 Before expense reimbursement                                     2.35%        2.21%
 After expense reimbursement                                      1.50%        1.50%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement                                    (0.71)%      (0.43)%
 After expense reimbursement                                      0.14%        0.28%
Portfolio turnover rate(5)                                         7.9%        35.1%
Total return(6)                                                   7.43%       12.69%

------------------------------------------------------------------------------------------


(1) Commenced operations at the close of business on September 30, 2004.

(2) Less than $0.01.

(3) Annualized.

(4) Not annualized.

(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Total return excludes sales charges. Total return would have been lower had certain expenses not been reduced.

                                For the Period
Year Ended     Year Ended        Dec. 1, 2003        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Sept. 30,      Sept. 30,           through            Nov. 30,       Nov. 30,       Nov. 30,      Sept. 30,      Sept. 30,
   2006           2005        Sept. 30, 2004(7)       2003(7)        2002(7)        2001(7)          2006         2005(1)
----------     ----------     -----------------      ----------     ----------     ----------     ----------     ----------
 Class I        Class I            Class I            Class I        Class I        Class I        Class C        Class C
--------------------------------------------------------------------------------------------------------------------------------
  $13.23         $11.76             $11.31             $10.35         $13.36         $15.81         $13.23         $11.76

--------------------------------------------------------------------------------------------------------------------------------
    0.02           0.04               0.01               0.04           0.00           0.07           0.02           0.03
    0.94           1.45               0.81               1.15          (2.59)         (2.41)          0.94           1.46
--------------------------------------------------------------------------------------------------------------------------------
    0.96           1.49               0.82               1.19          (2.59)         (2.34)          0.96           1.49

--------------------------------------------------------------------------------------------------------------------------------
   (0.02)         (0.02)             (0.01)             (0.04)         (0.01)         (0.07)         (0.02)         (0.02)
   (0.56)            --              (0.36)             (0.19)         (0.41)         (0.04)         (0.56)            --
--------------------------------------------------------------------------------------------------------------------------------
   (0.58)         (0.02)             (0.37)             (0.23)         (0.42)         (0.11)         (0.58)         (0.02)
--------------------------------------------------------------------------------------------------------------------------------
    --  (2)        --  (2)            --                 --             --             --             --             --
  $13.61         $13.23             $11.76             $11.31         $10.35         $13.36         $13.61         $13.23

--------------------------------------------------------------------------------------------------------------------------------
 $18,630        $19,297            $20,632            $21,102        $20,785        $28,439           $712           $344
    2.00%          1.88%              2.07%(3)           1.97%          1.83%          1.61%          3.00%          2.86%
    1.50%          1.50%              1.50%(3)           1.50%          1.50%          1.50%          1.50%          1.50%
   (0.36)%        (0.07)%            (0.42)%(3)         (0.13)%        (0.35)%         0.35%         (1.34)%        (1.11)%
    0.14%          0.31%              0.15%(3)           0.34%         (0.02)%         0.46%          0.16%          0.25%
     7.9%          35.1%               6.0%(4)           50.0%          68.0%           1.0%           7.9%          35.1%
    7.43%         12.69%              7.34%(4)          11.50%        (19.34)%       (14.86)%         7.43%         12.69%

--------------------------------------------------------------------------------------------------------------------------------


(7) The financial highlights for Class I as set forth herein reflect the historical financial highlights of General Securities, Incorporated. The assets of General Securities, Incorporated were acquired by Kopp Total Quality Management Fund at the close of business on September 30, 2004. In connection with such acquisition, the shares of General Securities, Incorporated were exchanged for Class I shares of Kopp Total Quality Management Fund.

                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2006

1. ORGANIZATION

Kopp Funds, Inc. (the "Corporation" or the "Funds") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation consists of two series: the Kopp Emerging Growth Fund ("Emerging Growth Fund") and the Kopp Total Quality Management Fund ("Total Quality Management Fund"), each of which has separate assets and liabilities and differing investment objectives. The Emerging Growth Fund is a non-diversified series and the Total Quality Management Fund is a diversified series of the Corporation.

The Emerging Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (the "Advisor") believes to have the potential for superior growth. The Total Quality Management Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies generally included in the S&P 500 Index that the Advisor determines are Quality Advantaged through effective use of quality-based management techniques.

The Corporation's registration statement was declared effective on September 16, 1997. The Emerging Growth Fund commenced operations on October 1, 1997 and the Total Quality Management Fund commenced operations at the close of business on September 30, 2004.

On June 25, 2004, the Board of Directors of the Corporation approved the Agreement and Plan of Reorganization providing for the acquisition of General Securities, Incorporated, an open-end management investment company in operation since 1951 ("GSI"). At the close of business on September 30, 2004, the shares of GSI were merged into Class I shares of the Total Quality Management Fund, a newly formed shell portfolio which was organized solely to acquire the assets and continue the business of GSI.

The value of the assets transferred at the time of the tax-free merger was $20,632,377. There were 1,754,266 Class I shares of the Total Quality Management Fund issued to shareholders of GSI. Net assets at the time of the merger included unrealized appreciation of $3,063,946. As a result of this transaction, GSI was designated the accounting survivor and the Total Quality Management Fund was designated the legal survivor.

The Funds have issued three classes of shares: Class A, Class C and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with each Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with each Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months. Class A shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase. The Class I shares are subject to a 2% redemption fee of the then current value of the shares on redemptions made within 24 months of purchase. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with each Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year. Class C shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the Funds will use the bid as the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value, are stated at fair value, as determined in good faith under procedures approved by the Board of Directors. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Directors. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on dispositions of the securities; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Board of Directors has approved the use of pricing services to assist the Funds in the determination of net asset value. Fixed income investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Investments in other mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

FEDERAL INCOME TAXES

The Funds intend to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets of all Funds within the Corporation. Net investment income
(loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post-October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

REITS

The Total Quality Management Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Total Quality Management Fund intends to include the gross dividends from such REITs in its annual distribution to its shareholders and, accordingly, a portion of the Fund's distribution may also be designated as a return of capital.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES

The Emerging Growth Fund may engage in various portfolio strategies, to the extent that they are consistent with the Emerging Growth Fund's investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuates, the derivative becomes illiquid, imperfect correlation between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

ILLIQUID OR RESTRICTED SECURITIES

Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Each Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to this limitation. As of September 30, 2006, the Funds held no illiquid or restricted securities.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes

("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

FAIR VALUE MEASUREMENTS

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has recently begun to evaluate the application of the statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Funds, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified. These reclassifications have no effect on net assets or net asset value per share. On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, the following reclassifications were made:

                       Accumulated    Undistributed
                       Net Realized   Net Investment     Capital
Fund                   Gain (Loss)    Income (Loss)       Stock
----                   ------------   --------------     -------
Emerging Growth Fund      $   --        $5,609,230     $(5,609,230)
Total Quality
  Management Fund          6,999            (8,025)          1,026

At September 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                              Emerging       Total Quality
                             Growth Fund    Management Fund
                             -----------    ---------------
Cost of investments(a)      $ 349,537,802     $18,615,043
                            -------------     -----------
Gross unrealized
  appreciation              $  57,960,210     $ 5,841,998
Gross unrealized
  depreciation               (152,586,567)       (640,453)
Net unrealized
  appreciation
  (depreciation) on
  investments               $ (94,626,357)    $ 5,201,545
-----------------------------------------------------------
Undistributed ordinary
  income                    $          --     $    68,587
Undistributed long-term
  capital gain                         --       1,386,534
                            -------------     -----------
Total distributable
  earnings                  $          --     $ 1,455,121
-----------------------------------------------------------

Other accumulated losses    $(129,339,689)    $        --
                            -------------     -----------
Total accumulated gains
  (losses)                  $(223,966,046)    $ 6,656,666
-----------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the deferral of losses on wash sales.
The distributions paid during the years ended September 30, 2006 and September 30, 2005 were characterized as follows:

                            Total Quality Management Fund
                           Year Ended           Year Ended
                       September 30, 2006   September 30, 2005
                       ------------------   ------------------
Ordinary income             $313,432             $45,741
Long-term capital
  gains                      814,176                  --

At September 30, 2006, the Emerging Growth Fund had net realized capital loss carryovers expiring as follows:

2009                                        $   187,528
2010                                            208,436
2011                                         12,647,345
2012                                         19,365,048
2013                                         19,655,453
2014                                         42,248,002
-------------------------------------------------------
                                            $94,311,812
-------------------------------------------------------

To the extent that the Emerging Growth Fund realizes future net capital gains, taxable distributions to its respective shareholders will be reduced by any unused capital loss carryover as permitted by the Internal Revenue Code. During the year ended September 30, 2006, the Emerging Growth Fund recognized post-October capital losses of $44,010,594. The Emerging Growth Fund incurred losses in the amount of $35,027,877 from November 1, 2005 to September 30, 2006. As permitted by tax regulations, the Emerging Growth Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2007.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Emerging Growth Fund were as follows:

                           Year Ended           Year Ended
                       September 30, 2006   September 30, 2005
                       ------------------   ------------------
Class A:
  Shares issued             1,926,668            1,912,293
  Shares redeemed         (12,557,971)         (14,724,105)
--------------------------------------------------------------
  Net decrease            (10,631,303)         (12,811,812)
Class I:
  Shares issued               639,017            1,878,948
  Shares redeemed            (649,016)            (800,345)
--------------------------------------------------------------
  Net increase
    (decrease)                 (9,999)           1,078,603
Class C:
  Shares issued               182,625              557,324
  Shares redeemed          (1,002,758)          (1,506,193)
--------------------------------------------------------------
  Net decrease               (820,133)            (948,869)

Transactions in shares of the Total Quality Management Fund were as follows:

                           Year Ended           Year Ended
                       September 30, 2006   September 30, 2005
                       ------------------   ------------------
Class A:
  Shares issued              134,101              629,844
  Shares reinvested           20,028                  681
  Shares redeemed           (283,684)            (141,454)
--------------------------------------------------------------
  Net increase
    (decrease)              (129,555)             489,071
Class I:
  Shares issued               24,426               51,641
  Shares reinvested           59,462                2,645
  Shares redeemed           (173,826)            (349,871)
--------------------------------------------------------------
  Net decrease               (89,938)            (295,585)
Class C:
  Shares issued               33,780               30,174
  Shares reinvested            1,280                   19
  Shares redeemed             (8,736)              (4,185)
--------------------------------------------------------------
  Net increase                26,324               26,008

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Emerging Growth Fund for the year ended September 30, 2006, were $107,904,377 and $221,431,418, respectively. The aggregate purchases and sales of securities, excluding short-term investments, for the Total Quality Management Fund for the year ended September 30, 2006 were $2,056,995 and $6,057,249, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Funds, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of each Fund.

For the year ended September 30, 2006, the Advisor contractually agreed to waive its management fee to the extent necessary to ensure that the total operating expenses for Class A, Class I and Class C of the Total Quality Management Fund did not exceed 1.50%. The Advisor may recoup previously waived management fees. Management fees waived during the year ended September 30, 2006 in the Total Quality Management Fund were $161,151. Cumulative waived management fees in the Total Quality Management Fund as of September 30, 2006 are $278,190.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, LLC (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Funds attributable to Class A and Class I shares and up to 0.75% of the average daily net assets of the Funds attributable to Class C shares (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Funds attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Funds under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2006, there were $708,287 and $49,616 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years for the Emerging Growth Fund and the Total Quality Management Fund, respectively. Upon termination of the 12b-1 Plan, the Funds are not contractually obligated to continue paying these excess costs. As such, these amounts have not been recorded as a liability in the Funds' records.

Distribution and shareholder servicing fees incurred by the Funds, related to Class A and Class C shares, for the year ended September 30, 2006 were as follows:

                                           Class A
                                Distribution    Shareholder
                                    Fees       Servicing Fees
                                ------------   --------------
Emerging Growth Fund              $235,393        $588,482
Total Quality Management
  Fund                               6,786          16,964

                                           Class C
                                Distribution    Shareholder
                                    Fees       Servicing Fees
                                ------------   --------------
Emerging Growth Fund              $143,420        $47,807
Total Quality Management
  Fund                               4,220          1,407

The distribution and shareholder servicing fees retained by the Distributor, related to Class A and Class C shares, for the year ended September 30, 2006 were as follows:

                                           Class A
                                Distribution    Shareholder
                                    Fees       Servicing Fees
                                ------------   --------------
Emerging Growth Fund              $22,040         $55,100
Total Quality Management
  Fund                                172             427

                                           Class C
                                Distribution    Shareholder
                                    Fees       Servicing Fees
                                ------------   --------------
Emerging Growth Fund              $20,404         $ 6,800
Total Quality Management
  Fund                              2,185             729

The Emerging Growth Fund and the Total Quality Management Fund were advised that the Distributor advanced $16,401 and $3,865 of distribution and shareholder servicing fees related to Class C shares, respectively, for the year ended September 30, 2006. These fees were advanced to broker/dealers who have selling agreements with the Funds.

The Emerging Growth Fund and the Total Quality Management Fund were advised that the Distributor retained front-end sales charges on Class A shares of $24,553 and $2,252, respectively, for the year ended September 30, 2006. The Emerging Growth Fund and the Total Quality Management Fund were also advised that the Distributor retained contingent deferred sales charges on Class C shares of $8,642 and $498, respectively, for the year ended September 30, 2006.

7. OTHER AFFILIATES(1)

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2006 amounted to $9,831,900, representing 3.9% of net assets in the Emerging Growth Fund. Transactions during the year ended September 30, 2006 in which the issuer was an "affiliated person" are as follows:

                                                                    Emerging Growth Fund
                                   Adept          Neose                        Superconductor
                                Technology,   Technologies,     QuickLogic     Technologies,    Transgenomic,   Tut Systems,
                                  Inc.(2)         Inc.        Corporation(2)    Inc.(2),(3)         Inc.            Inc.
                                -----------   -------------   --------------   --------------   -------------   ------------

September 30, 2005

 Balance

 Shares                            171,470       1,120,120        1,750,000         200,000       3,333,000        3,000,000

 Cost                           $7,887,612     $26,283,566     $ 20,225,376     $ 2,601,757      $9,720,269      $15,808,862

Gross Additions

 Shares                            185,491       1,379,880             --           440,000          97,000          300,000

 Cost                           $1,916,735     $ 3,300,791     $       --       $ 2,797,973      $   77,840      $   972,105(4)

Gross Deductions

 Shares                               --            85,000        1,220,000          60,000          10,000             --

 Cost                           $     --       $ 4,067,843     $ 18,191,696     $ 1,629,827      $  113,975      $      --

September 30, 2006

 Balance

 Shares                            356,961       2,415,000          530,000         580,000       3,420,000        3,300,000

 Cost                           $9,804,347     $25,516,514     $  2,033,680     $ 3,769,903      $9,684,134      $16,780,967
-----------------------------------------------------------------------------------------------------------------------------

Realized loss                   $     --       $(3,849,233)    $(12,448,325)    $(1,546,316)     $ (107,025)     $      --
-----------------------------------------------------------------------------------------------------------------------------

Investment income               $     --       $      --       $       --       $      --        $     --        $      --
-----------------------------------------------------------------------------------------------------------------------------

                                              Emerging Growth Fund
                                                       WJ
                                   Verilink      Communications,
                                Corporation(2)       Inc.(2)           Total
                                --------------   ---------------       -----
September 30, 2005
 Balance
 Shares                              520,000         2,400,000
 Cost                            $ 5,630,027       $ 8,686,516     $  96,843,985
Gross Additions
 Shares                            1,900,000         1,100,000
 Cost                            $ 1,667,250       $ 2,804,475     $  13,537,169
Gross Deductions
 Shares                            2,420,000           260,000
 Cost                            $ 7,297,277       $ 1,339,136     $  32,639,754
September 30, 2006
 Balance
 Shares                                 --           3,240,000
 Cost                            $      --         $10,151,855     $  77,741,400
---------------------------------------------------------------------------------
Realized loss                    $(7,051,655)      $  (848,137)    $ (25,850,691)
---------------------------------------------------------------------------------
Investment income                $      --         $      --       $        --
---------------------------------------------------------------------------------

(1) As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Corporation, or any other client of the Advisor.

(2) Security that was affiliated during the year ended September 30, 2006, but not at September 30, 2006.

(3) Shares adjusted by 1-for-10 reverse stock split on March 13, 2006.

(4) Includes reclass of security litigation proceeds.

8. LINE OF CREDIT

The Emerging Growth Fund has a $50,000,000 line of credit with U.S. Bank, N.A expiring July 31, 2007. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Emerging Growth Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2006, the Emerging Growth Fund did not draw upon the line of credit.

9. RELATED PARTY TRANSACTIONS

As of September 30, 2006, related parties of the Emerging Growth Fund beneficially owned 7,722,633 shares or 26.7% of the Fund's outstanding shares (0.3% of which was owned through the Advisor's profit sharing plan). As of September 30, 2006, related parties of the Total Quality Management Fund beneficially owned 755 shares or 0.04% of the Fund's outstanding shares (0.04% of which was owned through the Advisor's profit sharing plan).

10. PROPOSED REORGANIZATION OF THE FUNDS

On September 12, 2006, the Advisor entered into an agreement with American Century Investment Management, Inc. ("American Century") that contemplates that the Funds will be reorganized with and into two American Century funds. This agreement is subject to a number of conditions, including the separate approval of agreements and plans of reorganization (the "Reorganization Agreements") by the Funds' shareholders at a special shareholders meeting to be held on January 12, 2007. The Reorganization Agreements were unanimously approved by the Funds' Board of Directors on August 30, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Kopp Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kopp Emerging Growth Fund and the Kopp Total Quality Management Fund (each a series of Kopp Funds, Inc.) at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the financial highlights of Kopp Emerging Growth Fund for each of the five periods in the period then ended and the financial highlights of Kopp Total Quality Management Fund for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Kopp Total Quality Management Fund for each of the periods ended September 30, 2004 and prior were audited by other auditors whose report dated November 8, 2004 expressed an unqualified opinion on those financial highlights.

As discussed in Note 10 to the financial statements, on August 30, 2006, the Funds' directors have approved (subject to shareholder approval) a reorganization of the Funds with an unaffiliated fund organization.

(PRICEWATERHOUSECOOPERS LLP SIGNATURE)

Milwaukee, Wisconsin
November 8, 2006

NOTICE TO SHAREHOLDERS
SEPTEMBER 30, 2006 (UNAUDITED)

For the year ended September 30, 2006, the Total Quality Management Fund designated $313,432 as ordinary income and $814,176 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2006 certain dividends paid by the Total Quality Management Fund may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the Total Quality Management Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2006 was 100.0%.

The Total Quality Management Fund designates 1.45% of its ordinary income distribution for the year ended September 30, 2006 as interest-related dividends under Internal Revenue Code section 871(k)(1)(c).

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES -- A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-888-533-KOPP and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006 -- Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling 1-888-533-KOPP and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q -- The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-888-533-KOPP.

Except for historical information, the matters discussed in this report may constitute forward-looking statements. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described in each Fund's current prospectus, other factors bearing on this report include the accuracy of the advisor's forecasts and predictions and the appropriateness of the investment program designed by the advisor to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

DIRECTORS AND OFFICERS OF THE FUNDS

                             Position(s)
                              Held with
  Name, Address and Age       the Funds      Term of Office and Length of Time Served  Principal Occupation(s) During Past 5 Years
  ---------------------      -----------     ----------------------------------------  -------------------------------------------

INDEPENDENT DIRECTORS
Robert L. Stehlik          Director          Term expiring earlier of death,           Retired; Senior Vice President, Peoples
10313 Normandy Crest                         resignation, removal, disqualification,   Bank of Commerce (1998-2003); Senior Vice
Eden Prairie, MN 55347                       or successor duly elected and qualified.  President, Richfield Bank & Trust Co.
Age: 68                                      Director of the Funds since 1997.         (1994-1998)

Thomas R. Stuart           Director          Term expiring earlier of death,           Chairman and Chief Executive Officer,
3400 Technology Drive                        resignation, removal, disqualification,   Bureau of Engraving, Inc., a private
Minneapolis, MN 55418                        or successor duly elected and qualified.  manufacturer (1988-present)
Age: 62                                      Director of the Funds since 1997.


INTERESTED DIRECTOR AND OFFICERS
LeRoy C. Kopp*             Director,         Term expiring earlier of death,           Chairman, Sole Governor, Chief Executive
7701 France Avenue South,  Chairman,         resignation, removal, disqualification    Officer, President and Chief Investment
Suite 500                  President and     or successor duly elected and qualified.  Officer, Advisor (1990- present); Sole
Edina, MN 55435            Chief Executive   Director of the Funds (1997-2004;         Governor, Distributor (1997-present)
Age: 72                    Officer           2005-present).

                                             Chairman, President and Chief Executive
                                             Officer of the Funds (1997-2004;
                                             2005-present)

John P. Flakne             Chief Financial   Re-elected by the Board annually; Chief   Secretary, Advisor and Secretary, Chief
7701 France Avenue South,  Officer,          Financial Officer and Treasurer of the    Compliance Officer and AML Compliance
Suite 500                  Secretary and     Funds since 1998. Secretary of the Funds  Officer, Distributor (2005-present);
Edina, MN 55435            Treasurer         since August 2005; Chairman, President    Executive Vice President, Advisor
Age: 41                                      and Chief Executive Officer of the Funds  (2003-present); Chief Financial Officer,
                                             (2004-2005)                               Advisor and Chief Executive Officer and
                                                                                       Chief Financial Officer, Distributor (2000-
                                                                                       present)

Pamela M. Krill            Chief             Re-elected by the Board annually; Chief   Chief Compliance Officer, Advisor (August
One East Main Street,      Compliance        Compliance Officer and AML Compliance     2005-present); Shareholder, Godfrey & Kahn,
Suite 500                  Officer           Officer of the Funds since August 2005.   S.C., a law firm (2003-present); Associate,
P.O. Box 2719                                                                          Godfrey & Kahn, S.C. (1994-2003)
Madison, WI 53701
Age: 40


                           Number of Portfolios in  Other Public
                                Fund Complex        Directorships
                                  Overseen             Held by
  Name, Address and Age          by Director          Director
  ---------------------    -----------------------  -------------
INDEPENDENT DIRECTORS
Robert L. Stehlik                     2             MagStar
10313 Normandy Crest                                Technologies,
Eden Prairie, MN 55347                              Inc.
Age: 68

Thomas R. Stuart                      2             None
3400 Technology Drive
Minneapolis, MN 55418
Age: 62

INTERESTED DIRECTOR AND
OFFICERS
LeRoy C. Kopp*                        2             None
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 72

John P. Flakne                       N/A            N/A
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 41

Pamela M. Krill                      N/A            N/A
One East Main Street,
Suite 500
P.O. Box 2719
Madison, WI 53701
Age: 40


* Mr. Kopp is deemed to be an "interested" Director of the Funds, because he controls Kopp Holding Company, LLC which owns 100% of Kopp Investment Advisors, LLC, Advisor of the Funds.

The Statement of Additional Information (SAI) includes additional information about directors and officers of the Funds and is available upon request without charge by calling 1-888-533-KOPP, or writing Kopp Funds, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

BOARD APPROVAL OF INVESTMENT
ADVISORY AGREEMENT

When the Board reviewed the agreement between the Corporation and Advisor, dated as of October 1, 1997, as amended (the "Advisory Agreement"), with respect to the Funds on August 30, 2006, it was provided with materials relating to, and considered and evaluated, the following key items: (i) the terms and conditions of the agreement, including the nature, extent, and quality of the services provided to the Funds by Advisor; (ii) a comparison of the Funds' fees and expenses in relation to various industry averages; (iii) the costs incurred by Advisor in providing advisory services to the Funds and the profitability of the Funds to Advisor; (iv) the performance of the Emerging Growth Fund since the Fund commenced operations on October 1, 1997 and the performance of the Total Quality Management Fund since Advisor began managing it on October 1, 2004; (v) the directors' legal duties in considering the approval of the agreement, and
(vi) the pending transaction involving the reorganization of the Funds into American Century Investment Management's ("American Century") mutual fund family, which is expected to close in February 2007 (the "Reorganization").

The Board's analysis of the nature, extent and quality of Advisor's services to the Funds took into account knowledge gained over the course of interacting with Advisor during the Board's regular quarterly meetings throughout the year. In addition, the Board considered Advisor's resources and personnel involved in providing investment management services to the Funds, including the experience and qualifications of such personnel. The Board also considered that the Advisor provided other services to the Funds, such as selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Funds' investment restrictions, providing support services to the Board, oversight of the Funds' other service providers, and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Advisor to the Funds was appropriate and that the Funds were likely to continue to benefit from services provided under the Advisory Agreement.

Moreover, the Board examined the fee and expense information for the Funds relative to other funds of comparable size, character and investment objective as determined by Lipper. The Board noted that the Emerging Growth Fund's investment management fee was in the fourth quartile relative to peer funds (the industry average was 0.884%, in the third quartile), and also observed that the Fund's total expense ratio for Class A, Class I and Class C shares was in the third quartile, second quartile and fourth quartile, respectively, relative to the Fund's peers (the industry average was 1.665%, in the third quartile). The Board noted that the Total Quality Management Fund's investment management fee was in the fourth quartile relative to peer funds (the industry average was 0.70%, in the third quartile), but also observed that the Fund's total expense ratio, after the Fund's expense limitation was considered, was in the second quartile relative to the Fund's peers (the industry average was 1.586%, in the third quartile). The Board also considered the costs incurred by Advisor in providing investment management services to the Funds and the profitability of the Funds to Advisor. In this regard, the Board considered the expense limitation agreement in place for the Total Quality Management Fund, which will continue through September 2007, and Advisor's investment in propriety research, which benefits the Funds as well as other clients. The Board noted that Advisor received minimal ancillary benefits from its association with the Funds in the form of soft dollar research. In light of the foregoing, the Board concluded that the Funds' fees and expenses were reasonable with respect to the services provided.

The Board considered the recent performance of the Funds as well as the Emerging Growth Fund's performance since inception and the Total Quality Management Fund's performance since Advisor took over as investment manager, noting that both Funds' performance had been below their relative benchmark indices. In this regard, the Board discussed Advisor's quarterly portfolio commentary and review of Fund performance, including the reasons for underperformance during certain periods. After considering this information, the Board concluded that despite the recent underperformance of the Funds, the Funds and their respective shareholders were likely to benefit from Advisor's continued management of the Funds.

Finally, the Board considered the pending Reorganization involving American Century and concluded that, given the expected timing of the close of the Reorganization (and assuming shareholder approval is received), it would be advisable for the Funds to maintain the current arrangement with Advisor to ensure an orderly transition to American Century's mutual fund complex.

On the basis of its review and the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Funds' shareholders.

The subadvisory agreement between Advisor and American Century relating to the Emerging Growth Fund, which will become effective upon shareholder approval of the Reorganization and which will terminate upon the closing of the Reorganization, was also approved by the Board of Directors on August 30, 2006. For a discussion of the factors considered by the Board in approving this agreement, refer to the Form N-14 Registration Statement filed with the SEC on November 9, 2006 by American Century Mutual Funds, Inc., which is available on the SEC's EDGAR database at www.sec.gov.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[KOPP FUNDS LOGO]
(C)2006 Kopp Investment Advisors, LLC

DIRECTORS

LeRoy C. Kopp (Chairman)
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, President and Chief Executive Officer
John P. Flakne, Chief Financial Officer, Secretary and Treasurer
Pamela M. Krill, Chief Compliance Officer

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                       ANNUAL REPORT 2006

                                                       KOPP EMERGING GROWTH FUND

                                                              KOPP TOTAL QUALITY
                                                                 MANAGEMENT FUND

ADMINISTRATOR AND TRANSFER AGENT

U.S. BANCORP FUND SERVICES, LLC

For overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 East Michigan Street     Milwaukee, WI 53201-0701
Milwaukee, WI 53202-5207

CUSTODIAN

U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, WI 53202

Kopp Funds, Inc. are distributed by Centennial Lakes Capital, LLC, a member of the NASD and an affiliate of Kopp Investment Advisors, LLC and the Funds.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to a provision of its code of ethics that applies to the registrant's principal executive officer and principal financial officer during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the code of ethics dated November 14, 2005 was filed as an exhibit to the Form N-CSR filed for the period ended September 30, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that there are two audit committee financial experts serving on its audit committee. Mr. Thomas R. Stuart and Mr. Robert L. Stehlik are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  9/30/06            FYE  9/30/05
----------------------------- ----------------------- -----------------------
Audit Fees                    $42,000                 $37,000
Audit-Related Fees            $0                      $0
Tax Fees                      $8,000                  $11,000
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------------- ------------------------ -----------------------
Non-Audit Related Fees                      FYE  9/30/06             FYE  9/30/05
------------------------------------------- ------------------------ -----------------------
Registrant                                  $0                       $0
Registrant's Investment Adviser             $0                       $0
------------------------------------------- ------------------------ -----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service providers.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through the filing of an exhibit.

     Incorporated by reference to previous Form N-CSR filing for the period ended September 30, 2005.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Kopp Funds, Inc.
                       ---------------------------------------------------------

         By (Signature and Title)  /s/ LeRoy C. Kopp
                                   ---------------------------------------------
                                       LeRoy C. Kopp, President and Chief
                                       Executive Officer

         Date   12/4/06
                ----------------------------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /s/ LeRoy C. Kopp
                                   ---------------------------------------------
                                       LeRoy C. Kopp, President and Chief
                                       Executive Officer

         Date   12/4/06
                ----------------------------------------------------------------


         By (Signature and Title)  /s/ John P. Flakne
                                   ---------------------------------------------
                                       John P. Flakne, Secretary, Treasurer and
                                       Chief Financial Officer

         Date   12/4/06
                ----------------------------------------------------------------